UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2020
____________________

REKOR SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38338	81-5266334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7172 Columbia Gateway Drive, Suite 400, Columbia, MD 21046
(Address of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code:  (410) 762-0800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	REKR	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Rekor Recognition Systems, Inc – PPP Loan

On June 3, 2020, Rekor Recognition Systems, Inc., a Delaware corporation (“Rekor Recognition”) and wholly owned subsidiary of Rekor Systems, Inc., a Delaware corporation (the “Company”), entered into a promissory note with Newtek Small Business Finance, LLC, which provides for a loan in the principal amount of $652,600 (the “Rekor Recognition PPP Loan Note”) pursuant to the Paycheck Protection Program under the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”). The Rekor Recognition PPP Loan Note has a two-year term and bears interest at a rate of 1.0% per annum. Monthly principal and interest payments are deferred for six months after the date of disbursement. The Rekor Recognition PPP Loan Note may be prepaid at any time prior to maturity with no prepayment penalties. The Rekor Recognition PPP Loan Note contains events of default and other provisions customary for a loan of this type. The Paycheck Protection Program provides that the Rekor Recognition PPP Loan Note may be partially or wholly forgiven if the funds are used for certain qualifying expenses as described in the CARES Act. Rekor Recognition intends to use the entire Rekor Recognition PPP Loan Note amount for qualifying expenses and to apply for forgiveness of the loan in accordance with the terms of the CARES Act.

The foregoing description of the Rekor Recognition PPP Loan Note does not purport to be complete and is qualified in its entirety by reference to the complete text of the Rekor Recognition PPP Loan Note. A copy of the Rekor Recognition PPP Loan Note is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation

The disclosure set forth above in Item 1.01 is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description
10.1	Rekor Recognition Systems, Inc PPP Loan Note dated as of May 29, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REKOR SYSTEMS, INC.

Date: June 3, 2020	/s/ Robert A. Berman
Name: Robert A. Berman Title: President and Chief Executive Officer

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